UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange
Act of 1934 (Amendment No. )

Check the appropriate box:

[   ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2))

[X] Definitive Information Statement

The Phoenix Edge Series Fund

(Name of Registrant As Specified In Its Charter)

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[   ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and how it was determined):

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

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June 12, 2008

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Dear Policy or Contract Owner:

Effective as of the close of business on February 29, 2008, Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) no longer serves as the subadvisor for the Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth, the Phoenix-S&P Dynamic Asset Allocation Series: Growth, the Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth, and the Phoenix-S&P Dynamic Asset Allocation Series: Moderate (collectively, the “Series”), each a series of The Phoenix Edge Series Fund (the “Fund”).  Phoenix Variable Advisors, Inc. (“PVA”) hired Ibbotson Associates, Inc. (“Ibbotson”) to replace SPIAS on Monday, March 3, 2008.  PVA, the investment advisor to the Series, and the Fund have been granted an exemptive order (the “Order”) from the Securities and Exchange Commission that permits PVA and the Fund to hire, terminate, and replace subadvisors without shareholder approval. PVA has the ultimate responsibility to oversee subadvisors and recommends the hiring, termination, and replacement of subadvisors to the Fund Board of Trustees.  In connection with these subadvisory changes, the names of the Series were changed to delete any reference to S&P.

You have invested in shares of the Series through your variable life insurance policy and/or your variable annuity contract, issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, or Phoenix Life and Annuity Company.  PVA and the Fund is providing you with the enclosed Information Statement to inform you about the subadvisory changes.

If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in the Fund.

Sincerely,

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn
President

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INFORMATION STATEMENT

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

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The Phoenix Edge Series Fund (the “Fund”) is a mutual fund trust for variable life insurance policies and variable annuity contracts (collectively, “Contracts”) issued by the separate accounts of Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHL Variable”) and Phoenix Life and Annuity Company (“PLAC”) (collectively, “Phoenix”) to owners of the Contracts (“Contractowners”). Phoenix is the sole shareholder of record of the Fund.  You have invested in shares of the Series through your purchase of a Contract or Contracts.

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The Fund is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund has 18 separate investment portfolios, including the Phoenix Dynamic Asset Allocation Series: Aggressive Growth,  the Phoenix Dynamic Asset Allocation Series: Growth, the Phoenix Dynamic Asset Allocation Series: Moderate Growth, and the Phoenix Dynamic Asset Allocation Series: Moderate (collectively, the “Series”). Phoenix Variable Advisors, Inc. (“PVA”), acts as the investment advisor to the Series and is located at One American Row, Hartford, CT 06103-2899.

Effective as of the close of business on Friday, February 29, 2008, Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) ceased serving as subadvisor for each of the Series. Effective Monday, March 3, 2008, PVA hired Ibbotson Associates, Inc. (“Ibbotson”), as the new subadvisor for the Series. Ibbotson’s principal place of business is located at 225 N. Michigan Avenue, Suite 700, Chicago, Illinois 60601-7676.

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PVA and the Fund have been granted an exemptive order (the “Order”) from the SEC that permits PVA and the Fund to hire, terminate, and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Fund Board of Trustees. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you with respect to this subadvisory change. More information about the Order is provided below. This Information Statement is being sent to shareholders on or about June 12, 2008.
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WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE TRANSACTION

On or about December 10, 2007, SPIAS informed PVA that it no longer wished to serve as subadvisor to mutual funds, and, therefore, would terminate the Subadvisory Agreement between SPIAS and PVA dated May 1, 2006 (the “Old Subadvisory Agreement”), with respect to each of the Series, no later than March 31, 2008.

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At a regular meeting of the Fund Board of Trustees (“Board”) held on February 25, 2008, PVA reported that as part of the subadvisor oversight process, PVA had considered and reviewed several investment advisory firms to replace SPIAS as subadviser for the Series and was prepared to recommend Ibbotson as the new limited service subadvisor for the Series as permitted under the Order.  A “limited service subadvisor” does not exercise discretionary authority as to each Series’ investments. At the meeting, the Board approved the appointment of Ibbotson as successor subadvisor for the Series and a new Subadisory Agreement to be effective March 3, 2008 (the New Subadisory Agreement”).  The Board also terminated the Old Subadvisory Agreement with SPIAS to be effective on February
29, 2008. A copy of the New Subadvisory Agreement is attached as Exhibit A.  The New Subadvisory Agreement was approved by all members of the Board, including a majority of the trustees who are not “interested persons”
(within the meaning of the 1940 Act) of the Fund (“Disinterested Trustees”).

Contractowners who have directed the allocation of their investment to a subaccount corresponding to a Series have received this Information Statement.  Subject to the Fund’s Disruptive Trading policy designed to discourage and

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prevent market timing and excessive trading by investors, which can be harmful to other investors of the Fund’s series, Contractowners may at any time elect to transfer their investment into any other subaccount available through their Contracts without other restrictions.

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THE OLD SUBADVISORY AGREEMENT

Under the Old Subadvisory Agreement between PVA and SPIAS, dated May 1, 2006, SPIAS provided investment recommendations for each of the Series. The annual rate of fees paid to SPIAS by PVA (not by any of the Series) was 0.12% of the average daily net assets in each Series.  The advisory fee paid to PVA by each Series is 0.40% of the average daily net assets in the Series.  As part of the business arrangement between PVA and SPIAS, Phoenix entered into a licensing agreement with SPIAS whereby SPIAS granted a license to Phoenix to use the “S&P” trade name and trademarks for the registration, distribution, marketing and presentation of the Series.  The annual license fees payable by Phoenix as consideration for the license was the greater of $150,000 or the fees paid to SPIAS under the Old Subadvisory Agreement.

The Fund has entered into an expense limitation agreement with PVA whereby PVA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.05% of a Series’ average net assets.  This expense limitation agreement is effective at least through December 31, 2008.

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For the Series' fiscal year ended December 31, 2007, the fees paid to PVA net of the reimbursements under the expense limitation agreement discussed above or, as a result of such reimbursements, the net amount paid by PVA to each Series, which is indicated in parentheses, were as follows:

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Series	Amount Paid to PVA
Phoenix Dynamic Asset Allocation Series: Aggressive Growth (“Aggressive Growth Series”)	$ 11,069
Phoenix Dynamic Asset Allocation Series: Growth (“Growth Series”)	$ 16,414
Phoenix Dynamic Asset Allocation Series Moderate Growth (“Moderate Growth Series”)	$(20,469)
Phoenix Dynamic Asset Allocation Series Moderate (“Moderate Series”)	$(1,450)

The subadvisory fees paid by PVA to SPIAS for the fiscal year ended December 31, 2007 were as follows:

Series	Amount Paid by PVA to SPIAS
Aggressive Growth Series	$37,500
Growth Series	$37,500
Moderate Growth Series	$37,500
Moderate Series	$37,500

Under the Old Subadvisory Agreement, SPIAS served as a limited services subadvisor for each Series, making investment recommendations to PVA, but not exercising discretionary authority as to each Series’ investments.  In this regard, SPIAS agreed under the Old Subadvisory Agreement to monitor the Series’ investments, to use its best professional judgment in making investment recommendations for the Series, and to comply with the stated investment objectives, policies and restrictions of each Series in making such recommendations. SPIAS also agreed to make its officers and employees available from time to time to consult with officers and employees of PVA to review the investment policies and investment affairs of the Series and to report to PVA and the Board of Trustees with respect to its investment recommendations.  PVA was responsible for accepting, rejecting or modifying SPIAS’ recommendations, for calculating the appropriate amounts of the Series’ investments to purchase or sell to effect the recommendations of SPIAS that it accepted, and for selecting brokers and dealers to effect any accepted recommendations.

The Old Subadvisory Agreement between PVA and SPIAS remained in full force and effect only so long as its continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreement could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, could be terminated by PVA, SPIAS, the Trustees, or the vote of a majority of the outstanding voting securities of a Series upon sixty days' written notice to the other party.  Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Old Subadvisory Agreement was last considered and renewed by the Board at a meeting held on November 12-13, 2007.  The Old Subadvisory Agreement was not, and was not required to be, approved by the shareholders of any Series subsequent to each Series’ commencement of operations on February 3, 2006.

THE NEW SUBADVISORY AGREEMENT

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The New Subadvisory Agreement between PVA and Ibbotson provides that Ibbotson will make investment recommendations to PVA with respect to the Series. For these limited subadvisory services, PVA pays Ibbotson a monthly fee at an annual rate of 0.06% of the combined average daily net assets of the four Series up to and including $1 billion and 0.05% of the combined average daily net assets of such Series over $1 billion, with a minimum annual fee of $125,000. The advisory fee paid to PVA by the Series continues to be 0.40% of the average daily net assets in the Series. The advisory fee is calculated daily and paid monthly. Ibbotson did not serve as subadvisor to the Series during the fiscal year ended December 31, 2007, and therefore did not receive any subadvisory fees during that year. The net assets of each Series as of December 31, 2007, is set forth in the table below.

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Series	Net Assets (in thousands)
Aggressive Growth Series	$23,426
Growth Series	$36,189
Moderate Growth Series	$7,837
Moderate Series	$19,685

The following table shows for each Series the actual aggregate subadvisory fee paid by PVA for the fiscal year ended December 31, 2007 under the Old Subadvisory Agreement and what the aggregate subadvisory fee would have been if the subadvisory fee under the New Subadvisory Agreement had been in effect during that period:

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Series	Actual Aggregate Subadvisory Fee paid under the Old Subadvisory Agreement for Fiscal Year Ended December 31, 2007	Pro Forma Aggregate Subadvisory Fee paid under the New Subadvisory Agreement for Fiscal Year Ended December 31, 2007	% Difference Between Actual and Pro Forma Aggregate Subadvisory Fees
Aggressive Growth Series	$37,500	$31,250	-16%
Growth Series	$37,500	$31,250	-16%
Moderate Growth Series	$37,500	$31,250	-16%
Moderate Series	$37,500	$31,250	-16%

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The New Subadvisory Agreement and the Old Subadvisory Agreement differ in terms of their fees and dates and the identity of the subadviser. Furthermore, there are a number of differences in the wording of the two agreements that result from an effort to better define the limited services provided by Ibbotson under the New Subadvisory Agreement. However, the services provided by Ibbotson under the New Subadvisory Agreement do not differ materially in nature from the services that were provided by SPIAS under the Old Subadvisory Agreement.

In this regard, under the New Subadvisory Agreement, Ibbotson serves as a limited services subadvisor for each Series, developing and providing to PVA risk-based asset allocation models including specific exchange-traded funds (“Model Portfolios”), but not exercising discretionary authority as to each Series’ investments. Ibbotson agrees under the New Subadvisory Agreement to use its best professional judgment in developing Model Portfolios, to monitor the Model Portfolios, and to construct the Model Portfolios in compliance with the stated investment objectives, policies and restrictions of each Series. Ibbotson also agrees to make its officers and employees available from time to time to consult with officers and employees of PVA to review the investment policies and investment affairs of the Series and to report to PVA and the Fund’s Board of Trustees with respect to the investment philosophy, assumptions, strategies and other information used in connection with the Model Portfolios.  As was the case under the Old Subadvisory Agreement PVA is responsible for accepting, rejecting or modifying Ibbotson’s Model Portfolio recommendations, for calculating the appropriate amounts of the Series’ investments to purchase or sell to effect the recommendations of Ibbotson that it accepted, and for selecting brokers and dealers to effect any accepted recommendations.

Unless terminated, the New Subadvisory Agreement will remain in full force and effect until March 3, 2010, and thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

BOARD CONSIDERATIONS

As previously mentioned, at a regular meeting held on February 26, 2008, the Board, including a majority of the Disinterested Trustees, approved a proposal by PVA to replace SPIAS with Ibbotson as subadvisor to each Series.

In connection with the consideration of PVA's proposal to replace SPIAS with Ibbotson, the Board received in advance of the meeting information in the form of an extensive questionnaire completed by Ibbotson concerning a number of issues, including its investment philosophy, resources, operations and compliance structure.  In this context, the Board considered PVA's quantitative and qualitative evaluation of Ibbotson's skills and abilities in asset allocation, including representations by PVA management that Ibbotson was the leading asset allocation advisor in the mutual fund industry.  The Board had further benefit of a presentation made by Ibbotson's senior management personnel where a number of issues, including Ibbotson's history, asset allocation approach, assets under management, personnel, compliance procedures and the firm's overall performance, were reviewed and discussed.  In addition, the Board considered that Ibbotson, like SPIAS, would: (1) be a limited services subadvisor, with the discretionary authority to make investments for the Series remaining with PVA; and (2) use exchange-traded funds in its recommendations for the Series. The Board also considered the overall nature, extent, and quality of the services to be provided by Ibbotson and whether the cost to PVA of these services would be reasonable.  The Board considered the economic viability of Ibbotson and was satisfied that the financial statements of Ibbotson indicated it was sufficiently capitalized. The Board also considered the investment performance of Ibbotson with respect to its advice given to similar retail mutual funds.

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The Board noted that the fees under the New Subadvisory Agreement would be paid by PVA out of the advisory fees that it receives under the Advisory Agreement, and not by the Series. The advisory fee paid to PVA would remain unchanged. For this reason, the expected profitability to Ibbotson of its relationship with the Series or the potential economies of scale in Ibbotson’s advice to the Series were not material factors in the Board’s deliberations.  For the similar reason that the advisory fee paid to PVA would remain unchanged, the Board did not rely heavily upon comparisons of the amounts to be paid under the New Subadvisory Agreement with other agreements of other similar funds or other types of accounts.  Based on all the foregoing reasons, the Board concluded that the proposed New Subadvisory Agreement was favorable for shareholders because shareholders could benefit from the asset allocation recommendations that would be provided by the investment team at Ibbotson.

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After considering all the information presented, based on the qualifications of Ibbotson's personnel and the performance of funds for which Ibbotson provides advice similar to the advice that would be provided to the Series, the Board concluded that the nature, quality and cost of services to be provided to the Series by the subadvisor were reasonable and in the best interest of the Series and their shareholders and approved the proposal.

THE ORDER

The Fund and PVA have obtained an order under Section 6(c) of the 1940 Act granting exemptions from Section
15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to permit the Fund and PVA to enter into and materially amend subadvisory agreements without shareholder approval.  Therefore, the Fund and PVA have the right, subject to prior approval by the Board, to hire, terminate, and replace subadvisors without the approval of the shareholders of the Series, including, without limitation, to replace or reinstate any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Board.  The order requires that shareholders of a Series be provided with an information statement such as this one within 90 days of any change in subadvisors.

DISCLOSURE REGARDING VOTING SECURITIES

The shares of the Fund are not offered directly to the public. Shares of the Fund currently are offered to certain separate accounts in order to fund Contracts issued by PLIC, PHL Variable and PLAC. Investments in the Fund may occur only by purchasing a Contract and directing the allocation of your purchase payment(s) to the subaccount(s) that correspond to a series of the Fund. The subaccounts, in turn, invest in shares of a corresponding series. Not all series may be offered through a particular Contract. No one person (including any “group“ as that term is used in Section 13(d)(3) of the Exchange Act) owns beneficially of record 5% or more of the outstanding shares of a Series. Outstanding shares of beneficial interest of a Series beneficially owned under a contract or policy by the Trustees and the executive officers of the Fund, as a group, is less than 1%.

ADDITIONAL INFORMATION

Ibbotson is a wholly- owned subsidiary of Morningstar, Inc., which is in turn wholly-owned  by Joseph D. Mansueto. Ibbotson and its affiliates had approximately $40.9 billion in assets under advisement as of December 31, 2007. None of the directors or officers of Ibbotson is a Trustee or officer of the Fund. No Fund Trustee has, or had since at least January 1, 2006, any material interest, direct or indirect, in any material transaction or proposed transaction to which Ibbotson was or is to be a party. There are no financial conditions of the subadvisor that are reasonably likely to impair the financial ability of the subadvisor to fulfill its commitment to the Series under the New Subadvisory Agreement.

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Christopher M. Wilkos, CFA has served as portfolio manager for each Series since its inception. Mr. Wilkos is senior vice president (since 2001), Corporate Portfolio Management for The Phoenix Companies, Inc., responsible among other matters for managing the general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management, and performance reporting. Mr. Wilkos joined Phoenix in 1997 as director of Corporate Portfolio Management and was named vice president in 1998.

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The following individuals share primary responsibility for the investment advice provided by Ibbotson to PVA. Ibbotson uses a team-based approach in providing such investment advice, and the portfolio managers listed below are collectively responsible for such advice.  No one person is principally responsible for making recommendations for the Series’ investments.

•

Peng Chen, Ph.D, CFA is Ibbotson’s President and Chief Investment Officer (since 2005). Mr. Chen joined Ibbotson in 1997. Mr. Chen has expertise in asset allocation, portfolio risk measurement, nontraditional assets, and global financial markets and has published articles and papers in several journals including Financial Analyst Journal, Journal of Portfolio Management and Journal of Financial Planning.

•

Scott Wentsel, CFA, CFP®, is a Vice President and Senior Portfolio Manager (since 2005). Mr. Wentsel joined Ibbotson in 2005. Prior to joining Ibbotson, Mr. Wentsel was an Executive Director at Morgan Stanley where he worked primarily on the Van Kampen Investments asset management business. Prior to his Morgan Stanley employment, he spent thirteen years with Scudder Kemper Investments.

Listed below are the names of the principal executive officer and each director of Ibbotson. None are Trustees or officers of the Fund.

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Name Position with Subadvisor and Principal Occupation Position with Fund
Peng Chen President and CIO None
Scott Wentsel Vice President None
Thomas Idzorek Vice President None
Scott Schilling CCO and Secretary None
Joe Mansueto Sole Director None

As of January 1, 2008, Ibbotson acted as an investment advisor to five mutual fund(s) that have similar investment objectives as the Series. The following table provides information for the other mutual fund.

Name of Fund	Size of Fund as of 12/31/07	Fees Paid
Conservative ETF Asset Allocation Portfolio	$371,941 (Million)	Class I – 0.48% Class II – 0.73%
Income and Growth ETF Asset Allocation Portfolio	$1,253,198 (Million)	Class I – 0.48% Class II – 0.73%
Balanced ETF Asset Allocation Portfolio	$5,381,757 (Million)	Class I – 0.48% Class II – 0.73%
Growth ETF Asset Allocation Portfolio	$2,532,494 (Million)	Class I – 0.48% Class II – 0.73%
Aggressive Growth ETF Asset Allocation Portfolio	$433,793 (Million)	Class I – 0.48% Class II – 0.73%

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There are no fee waivers or expense limitations in effect with respect to the advisory fees listed above.

PM Holdings, Inc. owns 100% of PVA’s voting securities. PLIC owns 100% of PM Holdings, Inc.’s voting securities. In turn, The Phoenix Companies, Inc. owns 100% of the PLIC’s voting securities.  All of these entities are located at One American Row, Hartford, Connecticut 06103.

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Each Series has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.  Pursuant to this plan, the Fund has entered into an Underwriting Agreement with Phoenix Equity Planning Corporation (“PEPCO”), an affiliate of PVA, pursuant to which the PEPCO serves as principal underwriter for the Series. PEPCO also serves as administrator to the Fund and, as such, is responsible for certain administrative functions and for providing bookkeeping and pricing services for the Fund. PEPCO is located at One American Row, Hartford, Connecticut 06102. The Series paid PEPCO $142,000 during the fiscal year ended December 31, 2007 for performing these services for the Fund.   The Fund reimburses PLIC for various shareholder services provided to contractholders and policyowners whose assets are indirectly invested in the Series. PLIC was paid $1,743,000 by the Series during the fiscal year ended December 31, 2007 for performing those services. These services will continue at least until December 31, 2008.

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No brokerage commissions were paid by any Series to any affiliated broker of PVA or Ibbotson.

SHAREHOLDER REPORTS

Copies of the Fund’s annual report for the fiscal year ended December 31, 2007 will be furnished without charge upon request. Any such request should be directed to Phoenix Variable Products Mail Operations by calling (800) 541-0171, or by writing to Phoenix Variable Products Mail Operations, P. O. Box 8027, Boston, Massachusetts 02266-8027.

HOUSEHOLDING OF MATERIALS

The Fund sent only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders shared the same address, unless the Fund received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Fund and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Phoenix Variable Products Mail Operations by calling (800) 541-0171, or writing to Phoenix Variable Products Mail Operations, P. O. Box 8027, Boston, Massachusetts 02266-8027. If you share the same address as multiple shareholders and would like the Fund to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Phoenix Variable Products Mail Operations at the above phone number or post office address.

FUTURE SHAREHOLDER MEETINGS

As a Massachusetts business trust, the Fund does not hold shareholder meetings unless required by the 1940 Act. The Fund relied upon an Order to terminate SPIAS as subadvisor to the Series without a shareholder meeting. The Fund does not anticipate holding a meeting of shareholders in 2008. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Kathleen A. McGah
Phoenix Life Insurance Company
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

Proposals must be received in a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees,

/s/ Kathleen A. McGah

Kathleen A. McGah

Vice President, Chief Legal Officer

Counsel and Secretary

Hartford, Connecticut

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June 12, 2008

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Exhibit A

The New Subadvisory Agreement

LIMITED SERVICES SUBADVISORY AGREEMENT

AGREEMENT dated as of March 3, 2008 (the “Effective Date”) by and between Phoenix Variable Advisors, Inc. (the “Advisor”), a corporation organized under the laws of the State of Delaware, and Ibbotson Associates, Inc. (the “Limited Services Subadvisor”), a company organized under the laws of the State of Illinois.

WHEREAS, The Phoenix Edge Series Fund (the “Fund”) is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the “1940 Act”); and

WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix Dynamic Asset Allocation Series: Moderate, Phoenix Dynamic Asset Allocation Series: Moderate Growth, Phoenix Dynamic Asset Allocation Series: Growth and Phoenix Dynamic Asset Allocation Series: Aggressive Growth (collectively, the “Designated Series”); and

WHEREAS, the Advisor has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Designated Series; and

WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Designated Series, including providing general oversight of the Designated Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as Limited Services Subadvisor to the Designated Series; and

WHEREAS, the Advisor desires, with the approval of the Board of Trustees of the Fund (the “Trustees”), to retain the Limited Services Subadvisor to furnish risk-based asset class models, specific to exchange-traded funds the shares of which are traded on one or more U.S. securities exchanges (“ETFs”) to the Advisor for the Designated Series (“Model Portfolios”); and

WHEREAS, the Advisor has agreed to perform the services of investment advisor to the Fund, the assets of which will be principally invested in ETFs;

WHEREAS, pursuant to its agreements with the Fund, the Advisor has, or will have, full discretion, subject to the Fund’s stated fundamental investment policies and objectives, with respect to the investment of the assets of the Fund and with respect to certain related matters;

WHEREAS, the Limited Services Subadvisor is willing to furnish Model Portfolios on the terms and conditions hereinafter set forth;

NOW THEREFORE, the Advisor and the Limited Services Subadvisor agree as follows:

1.

Employment as a Limited Services Subadvisor.  The Advisor, being duly authorized, hereby appoints the Limited Services Subadvisor to serve in a limited, non-discretionary capacity assisting the Adviser with regard to the assets of the Designated Series (the “Assets”), subject to the terms and conditions set forth in this Agreement.

2.

Acceptance of Employment; Standard of Performance.  The Limited Services Subadvisor accepts its engagement to serve in a limited, non-discretionary capacity and agrees to use its best professional judgment in developing Model Portfolios for the Adviser in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule B attached hereto and made a part hereof.

(a)

It will be the responsibility of the Advisor to accept, reject, or modify the Limited Services Subadvisor’s Model Portfolios and, if applicable, each subsequent recommended change to them, to calculate, arrange and execute purchases and redemptions of the appropriate number of underlying fund shares to effect the recommendations it accepts from the Limited Services Subadvisor, execute and reconcile all portfolio transactions for the Designated Series, direct all incoming cash, and provide all required financial reporting; and

(b)

The Limited Services Subadvisor will report regularly to the Advisor and Board of Trustees and will review with representatives of the Advisor and the Board of Trustees at reasonable times the investment philosophy, assumptions, strategies, and any other relevant information used in the connection with the Model Portfolios (collectively, “Model Methodology”), review of the general investment strategies of the Designated Series, the performance of the Designated Series in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Advisor.

3.

Management. Subject always to the oversight of the Fund’s Board of Trustees and the supervision of the Advisor, the Limited Services Subadvisor will make Model Portfolio recommendations to the Advisor. In the performance of its duties, the Limited Services Subadvisor will satisfy its fiduciary duties (as set forth below), will monitor the Model Portfolios and will construct the Model Portfolios in compliance with the stated investment objectives, policies and restrictions of the Designated Series, the Fund’s Agreement and Declaration of Trust, dated February 18, 1986, establishing the Fund, as may be amended from time to time, and where applicable, the 1940 Act, the Investment Advisers Act of 1940,  the Securities Act of 1933, and the Securities Exchange Act of 1934,  and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and furnished to the Limited Services Subadvisor in writing. The Limited Services Subadvisor and the Advisor agree that the Limited Services Subadvisor will not have investment discretion and the Advisor will have the investment discretion for the Designated Series. The Limited Services Subadvisor and the Advisor each will make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Designated Series and to consult with each other regarding the investment affairs of the Designated Series. The Limited Services Subadvisor will provide all relevant information, including its Model Methodology, to the Board of Trustees and to the Advisor that supports their rationale for their Model Portfolio recommendations. The Limited Services Subadvisor shall construct the Model Portfolios to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986 as amended, applicable to the Designated Series. Limited Services Subadvisor shall not be responsible for monitoring the actual compliance with Section 817(h) nor shall the Limited Services Subadvisor be responsible where the non-compliance of the Designated Series with Section 817(h) of the Internal Revenue Code of 1986, as amended, is directly caused by the failure of a registered investment company in which the Designated Series invests to comply with such Section.

4.

Exclusivity. The parties acknowledge and agree that the services of the Limited Services Subadvisor hereunder are not deemed exclusive and that, accordingly, the Limited Services Subadvisor may render services to others so long as those services do not in any material manner impair the ability of the Limited Services Subadvisor to perform its duties and obligations pursuant to this Agreement.

5.

Activities of the Limited Services Subadvisor. The Advisor and the Fund recognize that the Limited Services Subadvisor and its affiliates, officers, directors and employees may have investments of their own, may be acting as investment advisor, manager or consultant for others and may be providing research and analytical support for others, all in the normal course of their business. The Advisor also recognizes that the Limited Services Subadvisor and its affiliates, officers, directors and employees may be or become associated with other investment entities and engage in investment management and research and analytical services for others in the future.  Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Limited Services Subadvisor and its affiliates, officers, directors and employees to engage in, or to devote time and attention to the management of or the provision of research and other services to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The

Advisor and the Fund acknowledge that the Limited Services Subadvisor and its affiliates, officers, directors and employees and other clients may hold substantial positions in the ETFs that are owned by the Designated Series and that the Limited Services Subadvisor may on occasion give advice or take action with respect to those positions or clients that differs from the advice and information given to the Advisor.

6.

Expenses.  During the term of this Agreement, the Limited Services Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder.  Without limiting the foregoing, the parties acknowledge and agree that the Limited Services Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

(a)

Office facilities, including office space, furniture and equipment utilized by the Limited Services Subadvisor’s employees in the fulfillment of its duties and obligations under this Agreement; and

(b)

Personnel and services necessary to perform the functions required to fulfill the duties and obligations of the Limited Services Subadvisor hereunder.

7.

Fees for Services.  The compensation of the Limited Services Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule A.  Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Limited Services Subadvisor.

8.

Limitation of Liability.  The Limited Services Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within its rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Designated Series and such acts or omissions shall not have resulted from the Limited Services Subadvisor’s willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Limited Services Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Limited Services Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

9.

Indemnification.

(a)

The Advisor agrees to indemnify and hold harmless the Limited Services Subadvisor, its officers and directors, and any person who “controls” the Limited Services Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) suffered by Limited Services Subadvisor resulting from (i) the Advisor’s breach of any provision of this Agreement, (ii) modifications made by the Adviser to the Limited Services Subadvisor’s Model Portfolio recommendations, (iii) investment decisions made by the Advisor upon rejecting the Limited Services Subadvisor’s Model Portfolio recommendations, (iv) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in or relating to the performance of the Advisor’s duties and obligations under this Agreement or (v) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Limited Services Subadvisor or any affiliated person of the Limited Services Subadvisor, expressly for use therein or other than upon verbal information confirmed by the Limited Services Subadvisor in writing expressly for use therein.

In no case shall the Advisor’s indemnity in favor of the Limited Services Subadvisor or any affiliated person or controlling person of the Limited Services Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)

The Limited Services Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who “controls” the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) suffered by Advisor resulting from (i) the Limited Services Subadvisor’s breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Limited Services Subadvisor or any of its officers, directors or employees in the performance of the Limited Services Subadvisor’s duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Limited Services Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund’s registration statement, or upon verbal information confirmed by the Limited Services Subadvisor in writing expressly for use in the Fund’s registration statement.

In no case shall the Limited Services Subadvisor’s indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)

No party shall be obligated under this Section 9 to make any payment in respect of a settlement, compromise of claim, entry of judgment of any pending or threatened claim to which such party has not consented, such consent not to be unreasonably withheld or delayed.

(d)

Promptly after receipt of notice of any claim or complaint or the commencement of any action or proceeding with respect to which the Advisor or the Limited Services Subadvisor is entitled to seek indemnification hereunder, the indemnified party will notify the indemnifying party in writing of such claim or complaint or of the commencement of such action or proceeding.  If the indemnifying party so elects, the indemnifying party will assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of fees and disbursements of such counsel, and the indemnifying party will not thereafter be liable to the indemnified party for any additional expenses.  In the event, however, such counsel has a conflict of interest or if the indemnifying party fails to employ counsel reasonably satisfactory to the indemnified party in either case in a timely manner, then the indemnified party may employ separate counsel to represent or defend it in any such action or proceeding and the indemnifying party will pay the reasonable fees and disbursements of such counsel.  In any action or proceeding the defense of which the indemnifying party assumes, the indemnified party will have the right to participate in such litigation and retain counsel at its own expense.

10.

Insurance.  The Limited Services Subadvisor shall, during the term of this Agreement, at its own expense, maintain liability and errors and omissions insurance coverage.

11.

No Personal Liability.  Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law.  The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as amended, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable.  Without limiting the generality of the foregoing, neither the Limited Services Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate other than by reason of such person’s own willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of his or its reckless disregard of its obligations and duties to the Fund and the Designated Series.

12.

Confidentiality.  Subject to the duty of the Advisor or the Limited Services Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Limited Services Subadvisor and the Fund in respect thereof.  It is understood that any information or recommendation supplied by the Limited Services Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Designated Series who have agreed to maintain the confidentiality of all such information.  It is also understood that any information supplied to the Limited Services Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Designated Series, is to be regarded as confidential and for use only by the Limited Services Subadvisor in connection with its obligation to provide investment advice to the Designated Series.  The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Designated Series shall be deemed proprietary information of the Advisor, and that the Limited Services Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Advisor and the Limited Services Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of their responsibilities pursuant to this Agreement.  The term “proprietary information” does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure directly or indirectly by the recipient; (ii) was within the recipient’s possession before it was furnished to the recipient by or on behalf of the disclosing party pursuant hereto, provided that the source of such information was not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the disclosing party or any other party with respect to such information.

13.

Assignment.  This Agreement shall terminate automatically in the event of its “assignment,” as that term is defined in Section 2(a) (4) of the 1940 Act and Rule 2a-6 thereunder. The Limited Services Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of “control,” as defined in Section 2(a) (9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a) (4) of the 1940 Act will occur and to take the steps it deems necessary.

14.

Representations, Warranties and Agreements of the Limited Services Subadvisor.  The Limited Services Subadvisor represents, warrants and agrees that:

(a)

It is registered as an “investment adviser” under the Investment Advisers Act of 1940 (“Advisers Act”) and will maintain such status so long as this Agreement remains in effect.

(b)

It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

(c)

It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

(d)

It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(e)

It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

(f)

It will promptly notify the Advisor of the occurrence of any event that would disqualify it from providing the services described within this Agreement.

(g)

It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption.  The Limited Services Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the “Code of Ethics”). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees.  Within 40 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Limited Services Subadvisor shall certify to the Fund and to the Advisor that, to the best of such compliance officer's knowledge, the Limited Services Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, as the case may be, or if such a violation has occurred, that appropriate action was taken in response to such violation.  The Limited Services Subadvisor shall permit the Fund and the Advisor to examine the above mentioned certification made by the Limited Services Subadvisor.

(h)

It will use all necessary efforts to make investment recommendations to the Advisor that are consistent with the diversification and minimum “good income” requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

(i)

It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the “Commission”) on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

(j)

It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Limited Services Subadvisor’s duties and obligations under this Agreement.

(k)

It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Limited Services Subadvisor, the Model Methodology, or the Model Portfolios as the Advisor at any time reasonably requests in connection with the Advisor’s or Limited Services Subadvisor’s performance of its respective obligations hereunder; subject, however, to the Limited Services Subadvisor’s right to retain all such records as the Limited Services Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Limited Services Subadvisor.

(l)

The Limited Services Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in the form presented in Schedule B attached hereto and made a part hereof.

(m)

It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Limited Services Subadvisor and its supervised persons, and, to the extent the activities of the Limited Services Subadvisor in respect to the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Limited Services Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund.  The Limited Services Subadvisor agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Limited Services Subadvisor’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications with respect to the Limited Services Subadvisor’s policies and procedures, compliance with federal securities laws, and related matters.  The Limited Services Subadvisor agrees to promptly notify the Advisor of any material compliance violations that affect the Designated Series.

(n)

It will provide the requisite certifications required under the Designated Series procedures related to their Order for Exemption from Section 17(a) and 12(d) of the 1940 Act, as set forth in Schedule C.

15.

Representations, Warranties and Agreements of the Advisor.  The Advisor represents, warrants and agrees that:

(a)

It is registered as an “investment adviser” under the Advisers Act.

(b)

It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

(c)

It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

(d)

It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(e)

It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

(f)

It has delivered, or will before the effective date of this Agreement deliver, to the Limited Services Subadvisor true and complete copies of (i) the Prospectus, (ii) the Declaration of Trust, as amended, and (iii) any other documents or instruments governing the investments and investment policies and practices of the Designated Series applicable to the Limited Services Subadvisor’s duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Limited Services Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

(g)

It will furnish or otherwise make available to the Limited Services Subadvisor such other information relating to the business affairs of the Fund as the Limited Services Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

(h)

It retains sole responsibility for the investment recommendations it makes on behalf of the Designated Series and for ensuring such recommendations are in compliance with the Designated Series then current prospectus and Statement of Additional Information.

(i)

It retains sole responsibility in ensuring the Designated Series remains in compliance with the requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

(j)

It retains sole responsibility for voting proxies of those ETFs in which the Designated Series invests in.

(k)

It retains sole responsibility for compiling, preparing and filing all applicable regulatory filings of the Designated Series and when applicable, for compiling, preparing and filing FINCEN reports.

16.

Representations, Warranties and Agreements of the Fund.  By their approval of this Agreement the Trustees represent, warrant and agree that:

(a)

The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing its obligations under this Agreement.

(b)

The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(c)

The Fund has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund’s legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

17.

Reports. The Limited Services Subadvisor shall provide the Advisor and the Trustees such periodic and special reports that pertain to the Limited Services Subadvisor, its Model Methodology and Model Portfolios as the Advisor may reasonably request. The Limited Services Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Limited Services Subadvisor shall provide the following items:

(a)

Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Limited Services Subadvisor’s code of ethics; and (iii) any and all other reports pertaining to the Limited Services Subadviser, its Model Methodology and Model Portfolios as reasonably requested in accordance with or described in this Agreement.

(b)

Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to:  (i) analyses of Designated Series performance; (ii) disclosure related to the Model Methodology provided by the Limited Services Subadvisor to the Advisor with respect to the Designated Series as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; (iii) compliance with the Limited Services Subadvisor’s code of ethics pursuant to Rule 206(4)-7 and Rule 17j-1; and (iv) such compliance certifications as may be reasonably requested that are applicable and relate to the services provided by the Limited Services Subadvisor.

(c)

The parties acknowledge and agree that the Limited Services Subadvisor is authorized to supply the Fund’s independent registered public accounting firm, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

(d)

In addition, the Limited Services Subadvisor shall immediately notify and forward to both the Advisor and any legal counsel for the Designated Series whose identity has been provided to the Limited Services Subadvisor any legal process served upon it on behalf of the Advisor or the Fund.  The Limited Services Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Limited Services Subadvisor of which the Limited Services Subadvisor becomes aware that is or would be required to be disclosed in the Fund’s registration statement.

18.

Use of Name of Limited Services Subadvisor.  The Advisor and the Fund may make reference to Ibbotson Associates’ name in connection with marketing and promotional materials related to the Model Portfolios and in any description of the Model Portfolios contained in any prospectus or other regulatory filing provided that the content and information provided by the Limited Services Subadvisor is described in all material respects in conformity with this Agreement, as then in effect.  The Limited Services Subadvisor must review and approve in writing each use and reference of the Ibbotson Associates name.   The Limited Services Subadvisor agrees that such approval will not be unduly delayed and agrees to approve all references to its name within 10 business days of receiving a copy of such materials and a written request for their approval.

19.

Amendment. This Agreement may be amended at any time, but only by written agreement between the Limited Services Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, or C is subject to the approval of the Trustees and the Shareholders of the Designated Series as and to the extent required by the 1940 Act.

20.

Effective Date; Term.  This Agreement shall become effective on the date set forth on the first page of this Agreement.  Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until February 28, 2010, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

21.

Notices.  Except as otherwise provided in this Agreement, all notices or other communications required of or permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile, (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter provide for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Advisor:

    PHOENIX VARIABLE ADVISORS, INC.

One American Row

Hartford, Connecticut

Attn: Doreen A. Bonner

Telephone: (860) 403-5456

Facsimile: (860) 403-7696

Email:  Doreen.Bonner@phoenixwm.com

If to the Limited Services Subadvisor:   IBBOTSON ASSOCIATES, INC.

225 West Wacker Drive

Chicago, Illinois 60606

Attn: Scott Schilling

Telephone: (312) 696-6168

Facsimile: (312) 616-0404

Email:  scott.schilling@morningstar.com

22.

Termination  This Agreement shall terminate immediately in the event of its assignment, as specified above in Section 13 of this Agreement.  This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, by the Advisor, Limited Services Subadvisor, Board of Trustees of the Fund or vote of a majority of the outstanding voting securities of the Designated Series upon sixty (60) days’ written notice to the other party.  Notwithstanding such termination, any liability of a party to any other party under this Agreement shall survive and remain in full force and effect with respect to any claim or matter on which any party has given written notice to any other party prior to termination and until such liability has been finally settled.

23.

Applicable Law.  To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Illinois, without giving effect to the conflicts of laws principles thereof.

24.

Severability.  If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

25.

Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

26.

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

(Signature page to follow)

IBBOTSON ASSOCIATES, INC. By: /s/ Peng Chen Name: Peng Chen Title: President PHOENIX VARIABLE ADVISORS, INC. By:/s/ John H. Beers Name: John H. Beers Title: Vice President and Secretary

ACCEPTED:

THE PHOENIX EDGE SERIES FUND

By: /s/ Gina Collopy O’Connell

Name:  Gina Collopy O’Connell

Title:  Senior Vice President

SCHEDULES:

A.

Fee Schedule

B.

Form of Sub-Certification

C.

Form of Fund of Funds Compliance Procedure

SCHEDULE A

LIMITED SERVICES SUBADVISORY FEE

For services provided to the Fund, the Advisor will pay to the Limited Services Subadvisor, on an annual basis, the annual rate stated below applied against the net assets of each Designated Series (the “Annual Fee”), less any amounts received by the Limited Services Subadvisor or any affiliated person of the Limited Services Subadvisor with respect to licensing fees received from any ETF or ETF sponsor attributable to investments of the Designated Series in an ETF. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month during which the Limited Services Subadvisory Agreement is in effect.  In computing the Annual Fee to be paid to the Limited Services Subadvisor, the net asset value of the Fund of each Designated Series shall be valued as set forth in the then current registration statement of the Fund, payable on or before the 10th day of each month, payable in arrears.  The Annual Fee that has been paid on a monthly basis will be adjusted to the actual Annual Fee, once annually within 15 business days of the close of the fiscal year.

Aggregate Assets Under Management	Annual Fee

$0 - $1 billion	0.06%
Greater than $1 billion	0.05%
Minimum Annual Fee	$125,000

The fee to be paid to the Limited Services Subadvisor will be calculated based on the average daily net assets of the:  Phoenix Dynamic Asset Allocation Series: Moderate, Phoenix Dynamic Asset Allocation Series: Moderate Growth, Phoenix Dynamic Asset Allocation Series: Growth, and the Phoenix Dynamic Asset Allocation Series: Aggressive Growth, and individually, for the respective month, or shorter period during which the Limited Services Subadvisory Agreement is in effect.

SCHEDULE B

FORM OF SUB-CERTIFICATION

To:

Re:

Sub-Advisor’s Form N-CSR Certification for The Phoenix Edge Series Fund (the “Fund”).

From:

Ibbotson Associates, Inc. (“Ibbotson”)

Representations in support of Investment Company Act Rule 30b2-1 certifications of Form N-CSR (collectively, the “Series).

Phoenix Dynamic Asset Allocation Series:  Moderate

Phoenix Dynamic Asset Allocation Series:  Moderate Growth

Phoenix Dynamic Asset Allocation Series:  Growth

Phoenix Dynamic Asset Allocation Series:  Aggressive Growth

I certify that to the best of my knowledge:

a.

The persons directly responsible for the construction and on-going monitoring of the investment-specific, risk-based asset class models provided to Phoenix Variable Advisors, Inc. for use by the Series (“Model Portfolios”), have complied with the restrictions and reporting requirements of Ibbotson’s Code of Ethics.

b.

Ibbotson has constructed the Model Portfolios in compliance with the prospectus and SAI of the Fund and the Policies and Procedures of the Fund as adopted by the Board of Trustees, that have been disclosed to Ibbotson.

c.

I have no knowledge of any compliance violations relating to the Fund except as disclosed in writing to the Phoenix Compliance Department by me.

d.

Ibbotson has complied with the applicable rules and regulations of the 1933 Act and 1940 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of Ibbotson with respect to the Fund as outlined above.

e.

There has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as Limited Services Subadvisor to the Series.

This certification relates solely to the Fund named above and may not be relied upon by any other Fund or entity.

Ibbotson does not maintain the official books and records of the Fund. Ibbotson’s a record-keeping system is not intended to serve as the Fund’s official accounting system. Ibbotson is not responsible for the preparation or submission of the Form N-CSR.

Ibbotson makes Model Portfolios available to the Advisor, which has full and final investment decision making authority including accepting, rejecting, or modifying Ibbotson’s Model Portfolio recommendations.

BY:

NAME:  [Name of Authorized Signer]

TITLE:

DATE:

SCHEDULE C

The Phoenix Edge Series Fund (the “Trust”)

Form of Fund of Funds Compliance Procedures

1.

Phoenix Variable Advisors, Inc. (the “Manager”), the Manager’s affiliates, the funds of funds (the “Funds”), and any other funds or separate accounts advised or sponsored by the Manager or its affiliates (the “Group”) may not purchase shares of an unaffiliated underlying fund (“Unaffiliated Fund”) if as a result of such purchase the members of the Group (either individually or in the aggregate) would own 25% or more of such fund’s shares.  Similarly, Ibbotson Associates, Inc.(“Ibbotson”), Ibbotson’s affiliates, and any funds or other investment companies advised by the Ibbotson or its affiliates (the “Ibbotson Group”) may not purchase shares of an Unaffiliated Fund if as a result of such purchase the members of the Sub-Adviser Group (either individually or in the aggregate) would own 25% or more of such fund’s shares.  The Manager shall monitor the Funds’ purchases to ensure no such purchases are made.  In addition, the Manager shall periodically monitor the Funds’ investments in Unaffiliated Funds to ensure that if as a result of a decrease in the outstanding voting securities of an Unaffiliated Fund, the Group or the Sub-Adviser Group, each in the aggregate, becomes a holder of more than 25% of the outstanding voting securities of the Unaffiliated Fund, the voting requirements imposed by the conditions set forth at Exhibit B are followed.

2.

The Manager and Ibbotson may not cause any existing or potential investment by a Fund in an Unaffiliated Fund to influence the terms of any services or transactions between the Fund or a Fund affiliate (“Fund Affiliate”) and the Unaffiliated Fund or an Unaffiliated Fund affiliate (“Unaffiliated Fund Affiliate”).  The Manager shall monitor to ensure and certify quarterly to the Board that the Manager has not caused any existing or potential investment by a Fund in an Unaffiliated Fund to influence the terms of any services or transactions between the Fund or a Fund Affiliate and the Unaffiliated Fund or an Unaffiliated Fund Affiliate.  Ibbotson shall monitor to ensure and certify quarterly to the Manager that Ibbotson has not caused any existing or potential investment by a Fund in an Unaffiliated Fund to influence the terms of any services or transactions between the Fund or a Fund Affiliate and the Unaffiliated Fund or an Unaffiliated Fund Affiliate.

3.

The Manager and Ibbotson shall conduct the investment program of the Funds without taking into account any consideration received by a Fund or a Fund Affiliate from an Unaffiliated Fund or an Unaffiliated Fund Affiliate in connection with any services or transactions. Representatives of the Manager shall monitor to ensure, and the Manager shall certify quarterly to the Board, that the Manager has so conducted the investment program.  Representatives of Ibbotson shall monitor to insure and Ibbotson shall certify quarterly to the Manager that Ibbotson has so conducted the investment program.

4.

Certain conditions of the Funds’ exemptive relief and the exemptive relief of the Unaffiliated Funds are operative only if an Unaffiliated Fund purchases securities in an “Affiliated Underwriting.”  As of the date of these procedures, neither the Funds, nor the Manager, nor any affiliate of the Manager act as principal underwriters in offerings of securities in which an Unaffiliated Fund would purchase securities. Representatives of the Manager shall also confirm that as of the date of these procedures neither Ibbotson nor any affiliate of the Ibbotson acts as principal underwriter in offerings of securities in which an Unaffiliated Fund would purchase securities. Additionally, representatives of the Manager shall annually confirm and certify to the Board that neither the Funds, the Manager, Ibbotson, nor any of their affiliates act as principal underwriters in offerings of securities in which an Unaffiliated Fund would purchase securities.  Representatives of Ibbotson shall annually confirm and certify to the Manager that neither Ibbotson nor any of its affiliates acts as principal underwriters of securities in which an Unaffliated Fund would purchase securities.  If the Manager is unable at any time to so confirm and certify to the Board, these compliance procedures shall be revised to include additional procedures to ensure compliance with the Unaffiliated Underwriting exemptive conditions.

5.

A.

Before the Funds rely on the exemptive order of any Unaffiliated Fund, the Trust and the Unaffiliated Fund shall execute an agreement stating, without limitation, that the Board, Manager and Ibbotson understand the terms and conditions of the order and agree to fulfill their responsibilities under the order.  The Trust and the Unaffiliated Fund shall maintain and preserve a copy of the order and the agreement for a period of not less than six years from the end of the fiscal year in which any investment occurred, the first two years in an easily accessible place.

B.

When the Funds rely on their own exemptive order from the SEC, prior to any Fund investing in shares of an Unaffiliated Fund in excess of the limit set forth in Section 12(d)(1)(A)(i) of the Act (e.g., if the Fund owns more than 3 percent of the shares of the Unaffiliated Fund), the Trust and the Unaffiliated Fund shall execute an agreement stating, without limitation, that their boards of directors or trustees and their investment advisers understand the terms and conditions of the order and agree to fulfill their responsibilities under the order.  At the time of its investment in shares of an Unaffiliated Fund in excess of the limit set forth in Section 12(d)(1)(A)(i), a Fund shall notify the Unaffiliated Fund of the investment.  The Manager shall monitor each Fund’s investments to determine if it is likely that a Fund will invest in an Unaffiliated Fund in excess of the limits of Section 12(d)(1)(A)(i).

6.

Before approving any advisory contract under Section 15 of the Act, the Board, including a majority of the Disinterested Trustees, shall find that the advisory fees charged under the advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any Underlying Fund in which the Fund may invest. Such finding, and the basis upon which the finding was made, shall be recorded fully in the minute books of the Trust.

7.

The Manager shall waive fees otherwise payable to it by a Fund in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by an Unaffiliated Fund under Rule 12b-1 under the Act) received from an Unaffiliated Fund by the Manager, or an affiliated person of the Manager, other than any advisory fees paid to the Manager or its affiliated person by the Unaffiliated Fund, in connection with the investment by the Fund in the Unaffiliated Fund.  Likewise, Ibbotson shall waive fees otherwise payable to Ibbotson, directly or indirectly, by a Fund in an amount at least equal to any compensation received from an Unaffiliated Fund by Ibbotson, or an affiliated person of Ibbotson, other than any advisory fees paid to Ibbotson or its affiliated person by the Unaffiliated Fund, in connection with the investment by the Fund in the Unaffiliated Fund made at the direction of Ibbotson.  In the event that Ibbotson waives fees, the benefit of the waiver will be passed through to the Fund. Ibbotson shall certify to the Manager annually that the requirements of this Paragraph 7 have been met.

8.

With respect to registered separate accounts that invest in a Fund, no sales load may be charged at the Fund level or at the Unaffiliated Fund level.  Other sales charges and service fees, as defined in rule 2830 of the Conduct Rules of the  FINRA (generally, these fees refer to Rule 12b-1 fees and shareholder services fees), if any, may only be charged at the Fund level or at the Unaffiliated Fund level, not both.  Because the Funds charge Rule 12b-1 fees, this effectively prohibits a Fund from investing in an Underlying Fund that charges Rule 12b-1 fees.  With respect to other investments in a Fund (and at any time while the Funds are relying on the exemptive order of any Unaffiliated Fund, with respect to registered separate accounts that invest in the Fund), any sales charges and/or service fees charged with respect to shares of a Fund may not exceed the limits applicable to funds of funds set forth in rule 2830 of the Conduct Rules of the FINRA.  The Manager shall certify to the Board annually that the requirements of this Paragraph 8 have been met.

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Phoenix Life Insurance Company

P.O. Box 22012

Albany, NY 12201-2012

G5016                                                                                                                                                                                                                       6-08

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